UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934



Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[ ]Definitive Proxy Statement
[X]Definitive Additional Materials
[ ]Soliciting Material Under Rule 14a-12


                          MISSION WEST PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by  Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:


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                 MISSION WEST PROPERTIES, INC.                                Shareholder Meeting to be held on May 22, 2008
                                                                      --------------------------------------------------------------

                     ** IMPORTANT NOTICE **                                              Proxy Material Available
                                                                      1     Annual Report
          Regarding the Availability of Proxy Material                2     Notice & Proxy Statement

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You are receiving this communication  because you hold shares in
the above  company,  and the material  you should  review  before     PROXY MATERIAL - VIEW OR RECEIVE
you cast your vote is now available.                                  -----------------------------------------
                                                                      You can choose to view the material  online or receive a paper or e-mail  copy.  There is  NO charge  for requesting  a copy.
This communication presents only an overview of the more complete     Requests, instructions and other inquiries will NOT be
proxy  material  that is  available to you on the  Internet.   We     forwarded to your investment advisor.
encourage  you  to  access  and  review  all  of  the   important
information contained in the proxy material before voting.            To  facilitate  timely  delivery  please  make  the request as instructed below on or before May 09, 2008.
                                                                      --------------------------------------------------------------

                                                                      --------------------------------------------------------------
                                                                      HOW TO VIEW MATERIAL VIA THE INTERNET
                                                                      -----------------------------------------
                                                                      Have the 12 Digit Control Number(s) available and visit:
                                                                      www.proxyvote.com
                                                                      --------------------------------------------------------------

                                                                      --------------------------------------------------------------
                                                                      HOW TO REQUEST A COPY OF MATERIAL
                                                                      -----------------------------------------
                                                                      1) BY INTERNET - www.proxyvote.com
                                                                      2) BY TELEPHONE - 1-800-579-1639
                                                                      3) BY E-MAIL* - sendmaterial@proxyvote.com

                                                                      *If requesting material by e-mail,  please send a blank e-mail with the 12  Digit  Control Number  (located on the  following page) in the subject line.
                                                                      --------------------------------------------------------------
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  SEE THE REVERSE SIDE FOR MEETING INFORMATION AND INSTRUCTIONS ON HOW TO VOTE



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Meeting Information                                                   HOW TO VOTE
----------------------------------                                    ------------------------------------
                                                                      VOTE IN PERSON
Meeting Type:        Annual Meeting                                   ------------------------------------
Meeting Date:        May 22, 2008
Meeting Time:        10:00 AM PDT                                     Should  you  choose  to vote  these  shares  in  person at the
For holders as of:   April 04, 2008                                   meeting you must request a "legal  proxy".  To request a legal proxy please follow the instructions at  www.proxyvote.com  or
-----------------------------------------------------------------     request  a  paper  copy  of  the  material.  Many  shareholder
Meeting Location:                                                     meetings  have  attendance  requirements  including,  but  not
----------------------------------                                    limited to, the  possession of an attendance  ticket issued by the entity  holding  the  meeting.  Please  check the  meeting
Corporate Office                                                      material for any special requirements for meeting attendance.
Mission West Properties, Inc.
10050 Bandley Drive                                                   VOTE BY INTERNET
Cupertino, CA 95014                                                   ------------------------------------
                                                                      To vote now by Internet, go to
                                                                      WWW.PROXYVOTE.COM.
                                                                      Please refer to the proposals and follow the instructions.
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 ----------------------------------------
              Voting Items
 ----------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE "FOR" THE FOLLOWING.

1.   Election of Directors:
     Nominees

     01  Carl E. Berg     02  William A. Hasler     03  Lawrence B. Helzel
     04  Raymond V. Marino     05  Martin S. Roher


THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL(S).

2. Ratify the selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.


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NOTE: Such  other  business  as may  properly  come  before  the  meeting or any adjournment thereof.
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